Exhibit 10.17

AGREEMENT AND AMENDMENT NO. 1

TO SECOND LIEN CREDIT AGREEMENT

This AGREEMENT AND AMENDMENT NO. 1 TO SECOND LIEN CREDIT AGREEMENT (“Amendment”) dated as of September 15, 2010 (“Effective Date”) is by and among Jones Energy Holdings, LLC (“Borrower”), the Lenders (as defined below), and Wells Fargo Energy Capital, Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

RECITALS

A.            The Borrower is party to that certain Second Lien Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), and the Administrative Agent (the “Credit Agreement”).

B.            Pursuant to that certain Purchase and Sale Agreement dated as of August 24, 2010 (the “Denbury PSA”) between Encore Operating, L.P. (the “Seller”) and Crusader Holdings, LLC, a Delaware limited liability company and a Guarantor (as defined in the Credit Agreement) (“Crusader Holdings”), Crusader Holdings has agreed to purchase certain oil and gas properties located in Oklahoma and Texas from the Seller for an expected purchase price of $33,000,000 (the “Denbury Assets”).

C.            Crusader Holdings intends to use the purchase of the Denbury Assets to effect a reverse like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended (the “Reverse 1031 Exchange”) pursuant to which Jones Cleveland ACQ LLC, a Delaware limited liability company and a single member, sole purpose entity and wholly owned subsidiary of EPC (as defined below) as the exchange accommodation titleholder (the “Interim Holder”) will purchase the Denbury Assets on behalf of Crusader Holdings using proceeds from funds advanced by the Borrower to Crusader Holdings, and subsequently from Crusader Holdings to the Interim Holder, under a secured promissory note issued by the Interim Holder (the “Interim Note”) payable to the order of Crusader Holdings.

D.            To partially fund the Interim Note, the Borrower has requested (i) to increase the amount of the Commitments in a principal amount from $40,000,000 to $55,000,000 (such $15,000,000 being the “Second Lien Increase”) to be funded pro rata by each of the Lenders, and (ii) an increase in the Borrowing Base under, and as defined in, the Credit Agreement.

E.            The Borrower has also requested that certain other provisions of the Credit Agreement be amended as set forth herein to accommodate the Reverse 1031 Exchange and to, among other things, permit the Borrower to incur Second Lien Increase.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.              Agreement — Second Lien Increase.  Subject to the terms of this Amendment, as of the Effective Date, each of the Lenders agree to fund their pro rata share of the Second Lien Increase.

Section 4.              Amendments to Credit Agreement.

(a)           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Amendment No. 1” means that certain Agreement and Amendment No. 1 to Second Lien Credit Agreement dated as of September 15, 2010, among the parties thereto which amends this Agreement.

“Amendment No. 1 Effective Date” means the “Effective Date” of Amendment No. 1.

“Crusader Holdings” means Crusader Holdings, LLC, a Delaware limited liability company and a Guarantor.

“Denbury Assets” means the Oil and Gas Properties located in the State of Texas and in the State of Oklahoma and sold by Encore Operating, L.P. pursuant to the Denbury PSA.

“Denbury Like-Kind Exchange” means the reverse like-kind exchange under Section 1031 of the Code involving the purchase by Crusader Holdings, through the Interim Holder, of the Denbury Assets.

“EPC” means EPC Exchange Corporation, a Washington corporation.

“Exchange Period” means the period commencing on the date on which the Interim Holder acquires the Denbury Assets and ending on the date on which the legal title to 100% of the Denbury Assets is transferred to Crusader Holdings; provided that, (a) at all times during such period (i) no Person other than the

Interim Holder or Crusader Holdings shall hold the legal or the beneficial ownership of such Denbury Assets and (ii) all of the Denbury Assets shall be either (A) leased by a Borrower or its Subsidiary or (B) subject to a management or operating agreement pursuant to which a Borrower or its Subsidiary manages or operates such Denbury Assets, and (b) such period shall not exceed 185 days.

“Interim Holder” means Jones Cleveland ACQ LLC, a Delaware limited liability company and a single member, sole purpose entity and wholly owned subsidiary of EPC.

“Interim Note” means that certain secured promissory note dated September 15, 2010 made by the Interim Holder payable to the order of Crusader Holdings in a principal amount no greater than the purchase price for the Denbury Assets purchased pursuant to the Denbury PSA (as defined in Amendment No. 1).

“Interim Mortgages” means the mortgages or deeds of trust, in substantially the same form as attached as Exhibit B to Amendment No. 1, granted by the Interim Holder in favor of Crusader Holdings and encumbering the Denbury Assets.

“Collateral Assignment of Mortgages” means the collateral assignment of mortgages made by Crusader Holdings in favor of the Administrative Agent which encumbers Crusader Holdings’ right, title and interest in the Interim Mortgages.

“Second Lien Increase” means the entering into of Amendment No. 1 by the Borrower and the borrowing on the Amendment No. 1 Effective Date of the additional Loans by the Borrower in an aggregate principal amount of up to $15,000,000.

(b)           Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by deleting the defined terms “Commitment”, “Mortgaged Property” and “Reserve Report” in their entirety and replacing them with the following corresponding defined terms:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder on the Effective Date and on the Amendment No. 1 Effective Date, and “Commitments” means the aggregate amount of the Commitments of all Lenders.  The amount of each Lender’s Commitment is set forth on Annex I.

“Mortgaged Property” means (a) any Property owned by any Credit Party which is subject to the Liens existing and to exist under the terms of the Security Instruments, and (b) any portion of the Denbury Assets so long as (i) such asset is owned by the Interim Holder and is subject to the Liens existing under the Interim Mortgages and (ii) such Interim Mortgages are subject to the Liens existing under the Collateral Assignment of Mortgages.

“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each January 1st or July 1st or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Credit Parties (and during the Exchange Period, the Denbury Assets owned by the Interim Holder), together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with the Administrative Agent’s lending requirements at the time.

(c)           Section 2.01 (Term Loan) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

Section 2.01.        Term Loan.  Subject to the terms and conditions set forth herein, each Lender agrees to make on the Effective Date and on the Amendment No. 1 Effective Date, a Loan in dollars to the Borrower in an aggregate principal amount equal to such Lender’s Commitment, as applicable on each such date.  The Commitments are not revolving and amounts repaid or prepaid may not be re-borrowed under any circumstance.  Any portion of the Commitments not drawn by the Borrower on or before 4:00 p.m. Houston, Texas time on the Effective Date or on the Amendment No. 1 Effective Date, as applicable, shall be permanently cancelled.

(d)           Section 8.12 (Reserve Reports) of the Credit Agreement is hereby amended as follows:

(i) the phrase “…Oil and Gas Properties of the Borrower and the Guarantors…” found in clause (a) is hereby replaced with the phrase “… Oil and Gas Properties of the Borrower, the Guarantors and, during the Exchange Period, the Denbury Assets of the Interim Holder…”;

(ii) the phrase “…the Borrower or the Guarantors own …” found in clause (c) is hereby replaced with the phrase “…the Borrower, the Guarantors, or during the Exchange Period, the Interim Holder, own…”;

(iii) the phrase “…the Borrower or any of the Guarantors to deliver…” found in clause (c) is hereby replaced with the phrase “… the Borrower, the Interim Holder or any of the Guarantors to deliver …”; and

(iv) the phrase “…all of the Oil and Gas Properties of the Credit Parties…” found in clause (c) is hereby replaced with the phrase “… all of the Oil and Gas Properties of the Credit Parties (and during the Exchange Period, the Denbury Assets of the Interim Holder)…”

(e)           Section 9.05 (Investments, Loans and Advances) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q), (ii) replacing the period at the end of clause (r) with a semicolon and the word “and”, and (iii) adding the following new clause (s) to the end of such Section 9.05:

(r)            the loan made by Crusader Holdings to the Interim Holder and evidenced by the Interim Note to fund the acquisition by the Interim Holder of the Denbury Assets as part of the Denbury Like-Kind Exchange.

(f)            Article IX (Negative Covenants) of the Credit Agreement is hereby amended by adding the following new Section 9.20 to the end thereof:

Section 9.20.        Interim Holder; Denbury Assets.  Notwithstanding anything herein to the contrary, (a) Borrower shall not create, assume, incur, or suffer to exist, any Lien on or in respect of any Property of the Interim Holder during the Exchange Period other (i) Excepted Liens, and (ii) Liens created pursuant to the Interim Mortgages, (b) the Borrower shall cause Crusader Holdings to prohibit the Interim Holder, through covenants set forth in the Interim Mortgages, from incurring any Debt or encumbering the Denbury Assets with any Liens other than (i) Excepted Liens and (ii) Liens created pursuant to the Interim Mortgages, (c) the Borrower shall not permit Crusader Holdings to amend, supplement, restate or otherwise modify the Interim Mortgages in any manner without the prior written consent of the Administrative Agent, and (d) the Borrower shall, and shall cause the applicable Credit Party to, operate and maintain the Denbury Assets in accordance with the requirements set forth in this Agreement as if such Denbury Assets were owned directly by a Credit Party, including  in compliance with Sections 8.04, 8.06, 8.07, 8.09, 8.10, 9.10. 9.12, 9.14, 9.16, 9.17, and 9.18 of this Agreement.

(g)           Section 10.01 (Events of Default) of the Credit Agreement is hereby amended by adding the following new clause (q) to the end thereof:

(q)           At any time during the Exchange Period, (i) the Interim Holder or any Credit Party ceases to own the Denbury Assets (other than as a Disposition permitted under this Agreement), or (ii) any Mortgage Default under, and as defined in, the Interim Mortgages have occurred.

(h)           Annex I of the Credit Agreement is hereby amended and restated in it entirety by replacing it with a new Annex I attached as Exhibit A hereto.

Section 5.              Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness, as amended hereby; and (g) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Effective Date will be, duly obtained or made and that are, or on the Effective Date will be, in full force and effect) is required for the incurrence of the Second Lien Increase or for the due execution, delivery and/or performance of Loan Documents in connection with the Second Lien Increase in each case by the parties thereto.

Section 6.              Conditions to Effectiveness.  This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent shall have received:

(i)            multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders;

(ii)           a copy of the Agreement and Amendment No. 1 to the First Lien Credit Agreement (“First Lien Amendment”) which amends the corresponding provisions therein as those of the Credit Agreement amended pursuant to this Agreement and which provides for the increase in the Borrowing Base to $170,000,000, in form and substance reasonably satisfactory to the Administrative Agent;

(iii)          a certificate, dated as of the Effective Date, duly executed and delivered by the Borrower’s and each Guarantor’s Secretary or Assistant Secretary as to (A) no change in the officers’ incumbency delivered at the original closing date for the Credit Agreement, (B) no change in authorizing resolutions delivered at such closing date, and (C) no change in organizational documents;

(iv)          the original, executed Interim Note with a duly executed endorsement in favor of the Administrative Agent and in form and substance satisfactory to the Administrative Agent;

(v)           a true and complete copy of the following, certified as such by the Borrower: (a) the pledge agreement pursuant to which EPC grants a security interest in the Equity Interests of the Interim Holder to Crusader Holdings, the terms of which include a consent by EPC of the pledge by Crusader Holdings of the Interim Note and any and all Liens securing the Interim Holder’s obligations under the Interim Note to the

Administrative Agent under the existing Security Instruments, (b) the Qualified Exchange Accommodation Agreement dated on or about the Effective Date among Crusader Holdings and EPC Exchange Corporation (“EPC”) and the Interim Holder (the “QEAA”), and (c) the Interim Mortgages (as defined in Section 5(a) above);

(vi)          a true and complete copy of the Denbury PSA certified as such by the Borrower;

(vii)         certificates of existence and good standing for the Borrower in its state of organization, which certificate shall be dated a date not sooner than 30 days prior to Effective Date;

(viii)        a certificate, dated as of the Effective Date, duly executed and delivered by a Responsible Officer of the Borrower as to governmental approvals, if any, with respect to this Agreement;

(ix)         the collateral assignment of mortgages in form and substance reasonably satisfactory to the Administrative Agent which encumber Crusader Holdings rights in the Interim Mortgages; and

(x)          such other information, documents, governmental certificates, agreements, and lien searches as the Administrative Agent or any Lender may reasonably request.

(b)           The Administrative Agent shall have received evidence satisfactory to it that conditions precedent and all other actions necessary for the First Lien Amendment have been met or have occurred (other than the consents and agreements provided under this Amendment).

(c)           The Administrative Agent shall have received such title information as the Administrative Agent may reasonably require setting forth the status of title to at least 80% of the Engineered Value of the Oil and Gas Properties evaluated in the Reserve Reports most recently delivered to the Administrative Agent (taking into account the Denbury Assets).

(d)           Arrangements satisfactory to the Administrative Agent shall have been made for the termination and release of all Liens encumbering the Denbury Assets (other than Excepted Liens but excluding judgment Liens).

(e)           The acquisition of the Denbury Assets pursuant to the Denbury PSA shall have been, or shall contemporaneously with the Effective Date be, consummated substantially pursuant to the terms of the Denbury PSA.

(f)            The representations and warranties in this Amendment shall be true and correct in all material respects.

(g)           The Borrower shall have paid (i) all reasonable fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date, and (ii) hereby agrees to pay to the Administrative Agent, for the pro rata account of each Lender, an upfront fee or an original issue discount on the Second Lien Increase in an amount equal to 2.00% of the Second Lien Increase.

Section 7.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all outstanding Indebtedness are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)           The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)           The Borrower, each Guarantor, Administrative Agent and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Loan Documents, and the Guarantee and Collateral Agreement, are not impaired in any respect by this Amendment.

(d)           From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto.

(e)           This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.              Reaffirmation of the Guarantee and Collateral Agreement.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (as defined in the Guarantee and Collateral Agreement), as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 9.              Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 10.            Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.            Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 12.            Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 13.            Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

JONES ENERGY HOLDINGS, LLC

By:
Name:	Craig Fleming
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:

JELGP, LLC
J/M CRUSADER ACQUISITION SUB LLC
NOSLEY PROPERTIES, LLC
CRUSADER HOLDINGS, LLC
CRUSADER ENERGY GROUP, LLC
CRUSADER MANAGEMENT, LLC
HAWK ENERGY FUND I, LLC
KNIGHT ENERGY GROUP, LLC
KNIGHT ENERGY GROUP II, LLC
KNIGHT ENERGY MANAGEMENT, LLC
RCH UPLAND ACQUISITION, LLC

Each by:
Name:	Craig Fleming
Title:	Senior Vice President and Chief Financial
Officer

JONES ENERGY, LTD.

By: JELGP, LLC, its general partner

By:
Name:	Craig Fleming
Title:	Senior Vice President and Chief Financial Officer

Signature page to Amendment No. 1 to Second Lien Credit Agreement

ADMINISTRATIVE AGENT/LENDER:

WELLS FARGO ENERGY CAPITAL, INC.,
as the Administrative Agent and a Lender

By:
Bryan McDavid
Vice President

Signature page to Amendment No. 1 to Second Lien Credit Agreement

LENDER:

UNIONBANCAL EQUITIES, INC.

By:
Name:
Title:

By:
Name:
Title:

Signature page to Amendment No. 1 to Second Lien Credit Agreement

LENDER:

SIEMENS FINANCIAL SERVICES, INC.

By:
Name:
Title:

Signature page to Amendment No. 1 to Second Lien Credit Agreement

EXHIBIT A

ANNEX I

LIST OF COMMITMENTS

Name of Lender	Percentage	Commitment Amount
Wells Fargo Energy Capital, Inc.	50.00%	$27,500,000
UnionBanCal Equities, Inc.	25.00%	$13,750,000
Siemens Financial Services, Inc.	25.00%	$13,750,000
TOTAL	100.00%	$55,000,000

EXHIBIT B

FORM OF INTERIM MORTGAGE

[See attached.]